2015 2 nd Quarter Investor Deck August 4, 2015 Exhibit 99.1

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Forward-Looking Statements; Non-GAAP
Financial
Measures
The following information is current as of August 4, 2015 (unless otherwise noted) and should be read in connection with Navient Corporation’s (Navient) Annual Report on Form 10-K
for the year ended December 31, 2014 (the “2014 Form 10-K”), filed by Navient with the Securities and Exchange Commission (the “SEC”) on February 27, 2015 and subsequent reports filed by Navient with the SEC. Definitions for capitalized terms in this presentation not defined herein can be found in the company’s 2014 Form 10-K.  This presentation contains forward-looking statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the company’s beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in Navient’s 2014 Form 10-K and subsequent filings with the SEC;  increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which the company is a party; credit risk associated with the company’s exposure to third parties, including counterparties to the company’s derivative transactions; risks inherent in the government contracting environment, including the possible loss of government contracts and potential civil and criminal penalties as a result of governmental investigations or audits; and changes in the terms of student loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). The company could also be affected by, among other things: changes in its funding costs and availability; reductions to its credit ratings or the credit ratings of the United States of America; failures of its operating systems or infrastructure, or those of third-
party vendors; risks related to cybersecurity including the potential disruption of its systems or potential disclosure of confidential customer information; damage to its reputation;
failures to successfully implement cost-cutting initiatives and adverse effects of such initiatives on its business; failures or delays in the planned conversion to its servicing platform of the recently acquired Wells Fargo portfolio of Federal Family Education Loan Program (“FFELP”) loans or any other FFELP or Private Education Loan portfolio acquisitions; risks associated with restructuring initiatives; risks associated with the April 30, 2014 separation of Navient and SLM Corporation into two distinct, publicly traded companies, including failure to achieve the expected benefits of the separation; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; increased competition including from banks, other consumer lenders and other loan servicers; the creditworthiness of its customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of its earning assets vs. its funding arrangements; changes in general economic conditions; the company’s ability to successfully effectuate any acquisitions and other strategic initiatives; and changes in the demand for debt management services.
The preparation of the company’s consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this presentation are qualified by these cautionary statements and are made only as of the date of this presentation. The company does not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in its expectations.
Navient reports financial results on a GAAP basis and also provides certain non-GAAP core earnings performance measures.  When compared to GAAP results, core earnings exclude the impact of:  (1) the financial results of the consumer banking business for historical periods prior to the April 30, 2014 spin-off as well as related restructuring and reorganization expenses incurred in connection with the spin-off, including the restructuring initiated in the second quarter of 2015; (2) unrealized, mark-to-market gains/losses on derivatives; and (3) goodwill and acquired intangible asset amortization and impairment.  Navient provides core earnings measures because this is what management uses when making management decisions regarding Navient’s performance and the allocation of corporate resources.  Navient core earnings is not a defined term within GAAP and may not be comparable to similarly titled measures reported by other companies.  For additional information, see “Core Earnings — Definition and Limitations” in Navient’s second quarter earnings release for a further discussion and a complete reconciliation between GAAP net income and core earnings.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 3 Navient Corporation Overview

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

We are the leading loan management, servicing and asset recovery company
Key Businesses
Highlights
Asset
Management
•
FFELP
Loan Portfolio
•
Private Education Loan Portfolio
•
$100 Billion
FFELP
Portfolio
•
$28 Billion Private Education Loan Portfolio
Servicing
•
FFELP
Loans
•
Private Education Loans
•
Department of Education Servicing Contract
•
Guarantor Servicing
•
Over
12
Million Borrowers
•
Over $300 Billion of Education Loans
Asset
Recovery
•
Education loans
•
Government receivables
•
Taxes
•
Court/Municipal
•
Schools
•
$20
Billion of Receivables
•
Over 1,800 clients
As of June 30, 2015

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Operating Results
“Core Earnings” Basis
(In
millions, except per share amounts)
Q2
15
Q1
15
Q2
14
Reported
Core EPS
$0.40
$0.48
$0.56
Operating
expenses
$225
$230
$195
Net income
$154
$194
$241
Provision
$198
$125
$155
Average student
loans
$130,512
$133,722
$131,875

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Student Loan Market
Source: Navient estimates for total outstanding  FFELP and federally-owned based on FSA Data Center, Portfolio Summary, September 30, 2014, and Federal Student Aid Annual Report, November 2014; MeasureOne, Private Student
Loan Performance Report,
Q3 2014; Navient 10Q filings
Estimated Outstanding Student Loan Market Distribution
$1.2 Trillion as of FFYE
9/30/2014 ($ in billions)
Federal Loans
owned by ED, $875
FFELP Loans,
$157
FFELP owned by
Navient, $98
Private Owned by
Navient, $30
Private Loans, $62

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

High Quality Education Loan Portfolio
Note: Financial data as of 6/30/2015
Private Education Portfolio
Private Education Portfolio
Balance ($bn, net of allowance)
$28
Avg. Loan Size
$10,091
Avg. FICO at Orig.
719
% Cosigner
65%
90+ Day Delinquent
3.3%
•
Largest holder of FFELP
loans
•
97-98% of portfolio is government
guaranteed
•
80% of portfolio funded to term with
securitizations
•
Fully integrated servicing and asset
recovery support operations
FFELP Portfolio
FFELP Portfolio
•
Largest holder of Private Education loans
•
Seasoned portfolio with 93% of loans in
repayment status having made more than
12 payments
•
Typically non-dischargeable in bankruptcy
Balance ($bn, net of allowance)
$100
% Consolidation Loans
61%
% Stafford & Other
39%
90+ Day Delinquent
8.4%
FFELP Portfolio Statistics
FFELP Portfolio Statistics
Private Education Portfolio Statistics
Private Education Portfolio Statistics
Total Education Loans: $128bn
Total Education Loans: $128bn
Private
Education
22%
FFELP
78%

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

FFELP
Loans Segment
“Core Earnings” Basis
(In
millions)
Q2
15
Q1
15
Q2
14
Net income
$93
$85
$72
Average FFELP
Loans
$101,305
$103,617
$100,467
FFELP
Loan
spread
0.91%
0.96%
0.98%
Net interest
margin
0.81%
0.88%
0.89%
Annualized charge-off rate
0.05%
0.03%
0.08%
Greater than 90-day delinquency rate
8.4%
8.4%
7.0%

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

FFELP
Loans Segment
Credit Quality “Core Earnings” Basis
($'s in millions)
FFELP Education Loan Portfolio
June 30, 2015
June 30, 2014
Balance
%
Balance
%
Loans in-school/grace/deferment
$9,760
$11,794
Loans in forbearance
14,203
14,929
Loans in repayment and percentage of each status
  Loans current
63,363
84.2%
61,438
85.2%
  Loans delinquent 31-60 days
3,367
4.5%
3,531
4.9%
  Loans delinquent 61-90 days
2,186
2.9%
2,112
2.9%
  Loans delinqent greater than 90 days
6,328
8.4%
5,033
7.0%
  Total FFELP Loans in repayment
75,244
100%
72,114
100%
Total FFELP Loans, gross
$99,207
$98,837
Percentage of FFELP Loans in repayment
75.8%
73.0%
Delinquencies as a percentage of FFELP Loans in
repayment
15.8%
14.8%
Loans in forbearance as a percentage of loans in
repayment and forbearance
15.9%
17.2%

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Private Education Loans Segment
“Core Earnings” Basis
(In
millions, except FICO score)
Q2
15
Q1
15
Q2
14
Net income
$22
$77
$86
Average Private Education
Loans
$29,207
$30,105
$31,408
Private Education Loan
spread
3.66%
3.87%
4.10%
Net interest
margin
3.55%
3.74%
4.00%
Provision for loan losses
$191
$120
$145
Charge-offs
$179
$190
$166
Charge-off rate
2.7%
2.9%
2.5%
Total delinquency
rate
6.8%
6.9%
7.1%
Greater than 90-day delinquency rate
3.3%
3.6%
3.2%
Forbearance rate
3.7%
3.8%
4.2%
1
In the second quarter of 2015, the portion of the loan amount charged off at default increased from 73 percent to 79 percent. This change resulted in a $330 million reduction to the balance of the receivable for partially charged-off loans
which is not included in the charge-off disclosures above.   Including this amount  the charge-offs total $509 million for the second quarter of 2015.
1
1

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Private Education Loans Segment
Credit Quality “Core Earnings” Basis
($'s in millions)
Private Education Loan Portfolio
June 30, 2015
June 30, 2014
Balance
%
Balance
%
Loans in-school/grace/deferment
$2,439
$3,375
Loans in forbearance
998
1,201
Loans in repayment and percentage of each status
  Loans current
24,100
93.2%
25,202
92.9%
  Loans delinquent 31-60 days
544
2.1%
670
2.5%
  Loans delinquent 61-90 days
369
1.4%
391
1.4%
  Loans delinqent greater than 90 days
852
3.3%
873
3.2%
  Total Private Education Loans in repayment
25,865
100%
27,136
100%
Total Private Education Loans, gross
$29,302
$31,712
Percentage of Private Education Loans in repayment
88.3%
85.6%
Delinquencies as a percentage of Private Education
Loans in repayment
6.8%
7.1%
Loans in forbearance as a percentage of loans in
repayment and forbearance
3.7%
4.2%

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Private Education Loans Segment
High Quality Portfolio
Low Risk = Smart Option, Legacy Traditional Cosigned, and Law/MBA/MED/CT/Other
Moderate Risk = Legacy Traditional Non-Cosigned
Elevated Risk = Non-Traditional
1
In
the
second
quarter
of
2015,
the
portion
of
the
loan
amount
charged
off
at
default
increased
from
73
percent
to
79
percent.
This
change
resulted
in
a
$330
million
reduction
to
the
balance
of
the
receivable
for
partially
charged-off
loans
which is not included in the charge-off disclosures above.
1.0%
2.6%
2.7%
2.3%
2.1%
1.8%
1.7%
1.8%
6.7%
6.8%
5.6%
5.4%
4.6%
3.6%
4.0%
10.4%
21.3%
17.3%
12.6%
11.1%
9.4%
7.7%
7.5%
0%
5%
10%
15%
20%
25%
2008
2009
2010
2011
2012
2013
2014
YTD 2015
Low Risk
Moderate Risk
Elevated Risk
Overall Portfolio
2.8%
2.9%
6.3%
5.6%
4.3%
3.9%
3.1%
2.6%
2.8%
57%
59%
60%
61%
64%
66%
68%
68%
28%
29%
29%
29%
27%
25%
24%
24%
14%
13%
11%
11%
10%
9%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Dec 08
Dec 09
Dec 10
Dec 11
Dec 12
Dec 13
Dec 14
Jun 15
Low Risk
Moderate Risk
Elevated Risk
8%
8%
Private Education Loan % of Portfolio Outstanding by Segment
Private
Education
Loan
Charge-Off
1
Rate
by
Segment

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Private Education Loans Segment
High Quality Portfolio
Private
Education
Loan
Charge-Off
1
Rate
by
Segment
Private Education Loan Portfolio
Low Risk = Smart Option, Legacy Traditional Cosigned, and Law/MBA/MED/CT/Other
Moderate Risk = Legacy Traditional Non-Cosigned
Elevated Risk = Non-Traditional
•
Seasoned portfolio with 93% of loans in
repayment status having made more than 12
payments
•
Non-traditional loans declined to 8% of total
portfolio
•
Expected annualized charge-offs to range
between 2.2% and 2.4% for the second half of
2015
1
In
the
second
quarter
of
2015,
the
portion
of
the
loan
amount
charged
off
at
default
increased
from
73
percent
to
79
percent.
This
change
resulted
in
a
$330
million
reduction
to
the
balance
of
the
receivable
for
partially
charged-off
loans
which is not included in the charge-off disclosures above.
2.2%
1.9%
1.7%
1.6%
1.8%
5.4%
4.9%
4.4%
3.4%
3.8%
12.7%
9.9%
9.2%
6.8%
6.9%
4.3%
3.6%
3.0%
2.5%
2.7%
0%
2%
4%
6%
8%
10%
12%
14%
Q2 11
Q2 12
Q2 13
Q2 14
Q2 15
Low Risk
Moderate Risk
Elevated Risk
Overall Portfolio

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Private Education Loans Segment
Default Performance
Historical Defaults by Payments Made
•
The probability of default substantially diminishes as the number of payments and years of seasoning increases
As of June 30, 2015
57%
12%
8%
5%
4%
3%
2%
2%
1%
2%
2%
1%
1%
1%
1%
57%
69%
76%
81%
85%
87%
89%
91%
92%
94%
96%
97%
99%
99%
100%
0%
50%
100%
12
24
36
48
60
72
84
96
108
120
132
144
156
168
180
# Payments Made
Defaults Per Payments Made
Cumulative Defaults

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Loan Seasoning –
“Core Earnings” Basis
June 30, 2015
Traditional Portfolio
Monthly Scheduled Payments Received
Loan Status
0-12 payments
13-24 payments
25-36 payments
37-48 payments
More than 48 payments
Total
Not Yet in Repayment
2,218
Loans in Forbearance
332
17.3%
131
5.6%
122
3.5%
108
2.9%
187
1.4%
880
3.6%
Loans in Repayment-
Current
1,277
66.3%
1,968
83.8%
3,144
89.2%
3,471
91.3%
12,510
95.4%
22,370
90.5%
Loans in Repayment-
Delinq
31-60 days
79
4.1%
70
3.0%
82
2.3%
74
1.9%
158
1.2%
463
1.9%
Loans in Repayment-
Delinq
61-90 days
66
3.4%
51
2.2%
54
1.5%
49
1.3%
87
0.7%
307
1.2%
Loans in Repayment-
Delinq
90 + days
171
8.9%
127
5.4%
124
3.5%
98
2.6%
168
1.3%
688
2.8%
Total Loans in Repayment or Forbearance
$        1,925
100%
$        2,347
100%
$        3,526
100%
$        3,800
100%
$        13,110
100%
$      24,708
100%
Charge-offs as a % of loans in repayment
12.3%
4.7%
2.5%
1.8%
0.9%
2.4%
Non-Traditional Portfolio
Monthly Scheduled Payments Received
Loan Status
0-12 payments
13-24 payments
25-36 payments
37-48 payments
More than 48 payments
Total
Not Yet in Repayment
221
Loans in Forbearance
55
20.1%
19
7.0%
14
4.3%
11
3.5%
19
1.9%
118
5.4%
Loans in Repayment-
Current
141
51.5%
190
70.4%
258
79.4%
250
83.1%
891
90.5%
1,730
80.3%
Loans in Repayment-
Delinq
31-60 days
16
5.9%
14
5.4%
14
4.3%
12
4.0%
25
2.6%
81
3.8%
Loans in Repayment-
Delinq
61-90 days
15
5.3%
12
4.4%
11
3.5%
8
2.6%
16
1.6%
62
2.9%
Loans in Repayment-
Delinq
90 + days
47
17.2%
35
12.8%
28
8.5%
20
6.8%
34
3.4%
164
7.6%
Total Loans in Repayment or Forbearance
$            274
100%
$            270
100%
$            325
100%
$            301
100%
$              985
100%
$        2,155
100%
Charge-offs as a % of loans in repayment
24.4%
9.9%
6.3%
5.1%
2.7%
6.9%
Total
Monthly Scheduled Payments Received
Loan Status
0-12 payments
13-24 payments
25-36 payments
37-48 payments
More than 48 payments
Total
Not Yet in Repayment
2,439
Loans in Forbearance
387
17.6%
150
5.7%
136
3.5%
119
2.9%
206
1.5%
998
3.7%
Loans in Repayment-
Current
1,418
64.5%
2,158
82.5%
3,402
88.3%
3,721
90.7%
13,401
95.1%
24,100
89.7%
Loans in Repayment-
Delinq
31-60 days
95
4.3%
84
3.2%
96
2.5%
86
2.1%
183
1.3%
544
2.0%
Loans in Repayment-
Delinq
61-90 days
81
3.7%
63
2.4%
65
1.7%
57
1.4%
103
0.7%
369
1.4%
Loans in Repayment-
Delinq
90 + days
218
9.9%
162
6.2%
152
4.0%
118
2.9%
202
1.4%
852
3.2%
Total Loans in Repayment or Forbearance
$        2,199
100%
$        2,617
100%
$        3,851
100%
$        4,101
100%
$        14,095
100%
$      26,863
100%
Charge-offs as a % of loans in repayment
13.6%
5.1%
2.8%
2.0%
1.0%
2.7%
1
In
the
second
quarter
of
2015,
the
portion
of
the
loan
amount
charged
off
at
default
increased
from
73
percent
to
79
percent.
This
change
resulted
in
a
$330
million
reduction
to
the
balance
of
the
receivable
for
partially
charged-off
loans
which is not included in the charge-off disclosures above.
1
1
1

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Loan Seasoning –
“Core Earnings” Basis
June 30, 2014
Traditional Portfolio
Monthly Scheduled Payments Received
Loan Status
0-12 payments
13-24 payments
25-36 payments
37-48 payments
More than 48 payments
Total
Not Yet in Repayment
3,036
Loans in Forbearance
461
16.8%
178
4.8%
153
3.6%
114
2.7%
153
1.4%
1,059
4.1%
Loans in Repayment-
Current
1,872
68.0%
3,194
86.4%
3,767
89.6%
3,967
92.4%
10,567
95.6%
23,367
89.8%
Loans in Repayment-
Delinq 31-60 days
129
4.7%
110
3.0%
101
2.4%
83
1.9%
138
1.2%
561
2.2%
Loans in Repayment-
Delinq 61-90 days
78
2.8%
65
1.8%
61
1.4%
45
1.0%
73
0.7%
322
1.2%
Loans in Repayment-
Delinq 90 + days
211
7.7%
148
4.0%
124
3.0%
87
2.0%
127
1.1%
697
2.7%
Total Loans in Repayment or Forbearance
$        2,751
100%
$        3,695
100%
$        4,206
100%
$        4,296
100%
$        11,058
100%
$      26,006
100%
Charge-offs as a % of loans in repayment
6.4%
2.8%
2.0%
1.3%
0.8%
2.1%
Non-Traditional Portfolio
Monthly Scheduled Payments Received
Loan Status
0-12 payments
13-24 payments
25-36 payments
37-48 payments
More than 48 payments
Total
Not Yet in Repayment
339
Loans in Forbearance
76
18.8%
22
5.8%
16
4.6%
11
3.6%
17
1.9%
142
6.1%
Loans in Repayment-
Current
219
54.3%
277
73.3%
279
79.2%
262
84.1%
798
90.1%
1,835
78.7%
Loans in Repayment-
Delinq
31-60 days
29
7.2%
23
6.1%
18
5.1%
13
4.2%
26
2.9%
109
4.7%
Loans in Repayment-
Delinq 61-90 days
20
4.9%
15
4.0%
11
3.2%
8
2.6%
15
1.7%
69
3.0%
Loans in Repayment-
Delinq 90 + days
60
14.8%
41
10.8%
28
7.9%
17
5.5%
30
3.4%
176
7.5%
Total Loans in Repayment or Forbearance
$            404
100%
$            378
100%
$            352
100%
$            311
100%
$              886
100%
$        2,331
100%
Charge-offs as a % of loans in repayment
21.4%
7.4%
5.2%
4.5%
2.3%
6.8%
Total
Monthly Scheduled Payments Received
Loan Status
0-12 payments
13-24 payments
25-36 payments
37-48 payments
More than 48 payments
Total
Not Yet in Repayment
3,375
Loans in Forbearance
537
17.0%
200
4.9%
169
3.7%
125
2.7%
170
1.4%
1,201
4.2%
Loans in Repayment-
Current
2,091
66.3%
3,471
85.2%
4,046
88.8%
4,229
91.8%
11,365
95.2%
25,202
88.9%
Loans in Repayment-
Delinq 31-60 days
158
5.0%
133
3.3%
119
2.6%
96
2.1%
164
1.4%
670
2.4%
Loans in Repayment-
Delinq 61-90 days
98
3.1%
80
2.0%
72
1.6%
53
1.1%
88
0.7%
391
1.4%
Loans in Repayment-
Delinq 90 + days
271
8.6%
189
4.6%
152
3.3%
104
2.3%
157
1.3%
873
3.1%
Total Loans in Repayment or Forbearance
$        3,155
100%
$        4,073
100%
$        4,558
100%
$        4,607
100%
$        11,944
100%
$      28,337
100%
Charge-offs as a % of loans in repayment
7.9%
3.2%
2.3%
1.6%
0.9%
2.5%

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Business Services Segment
“Core Earnings” Basis
(In
millions)
Q2
15
Q1
15
Q2
14
Net income
$90
$86
$130
Federal Loans serviced ($’s in billions)
$281
$282
$272
Third-Party Loan servicing revenue
$47
$44
$42
Asset recovery revenue
$99
$89
$132
Department
of Education accounts serviced
6.1
6.2
5.8
Contingency
asset recovery receivables ($’s in billions)
$20.1
$20.2
$16.3
•
Asset recovery revenue in Q2
2015 was reduced by $33 million from Q2
2014
primarily due to The Bipartisan Budget Act of 2013. The Budget Act reduced the amount paid to guaranty agencies for rehabilitating defaulted FFELP
Loans
beginning on July 1, 2014

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Business Services Segment
Federal Loan Servicing
$150
$175
$200
$225
$250
$275
$300
2011
2012
2013
2014
Q2 15
Total Federal Loans Serviced

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Business Services Segment
Asset Recovery
Contingent Asset Recovery Receivables
•
Generated
$188
million
of
revenue
YTD
1
•
Strong compliance infrastructure
•
Opportunities to expand into state, court and
municipality asset recovery
•
Non-ED government asset recovery  provide
additional growth opportunity
Key Characteristics
1
As of June 30, 2015
Student
Loan
Related
54%
Other
46%
$20.1 billion as of June 30, 2015
Student
Loan
Related
83%
Other
17%
$16.3 billion as of June 30, 2014

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 20 Funding and Liquidity

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

2015 Capital Markets Summary
•
Acquired
$1.8
billion
1
of
student
loans
•
Issued $2.8 billion of FFELP
ABS
•
Issued $689 million of Private Education Loan ABS
•
Issued $500 million of long-term unsecured debt
•
Repurchased over $1 billion of long-term unsecured debt
•
Returned
$724
million
1
to
shareholders
through
share
repurchases
and
dividends
•
Maintained strong capital position
1
As of June 30, 2015

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Secured Funding
•
Navient is among the largest issuers
of ABS globally,  having issued over
$275 billion of Private and FFELP
ABS transactions to date
•
Over $100 billion of securitizations
on balance sheet
•
Additional capacity under FFELP
secured facilities is $12 billion
•
Maximum capacity under Private
Education Loan secured facilities is
$1 billion
(1)
Includes
previous
issuing
entities:
SLM
Student
Loan
Trust
and
SLM
Private
Education
Loan
Trust
(Bloomberg ticker: SLMA)
Source: J.P. Morgan
As of June 30, 2015
2015 YTD Issuance
1
Ford
7,607
Auto / Floorplans
2
Chase
6,125
Credit
Card
3
Ally
4,800
Auto/
Floorplans
4
Hyundai
4,132
Auto
5
Santander Drive
3,621
Auto
6
Navient
3,444
Student Loan
7
Nissan
3,051
Auto
8
Mercedes
3,015
Auto
9
GM
2,762
Auto / Floorplans
10
Honda
2,606
Auto
11
Dunkin’ Brands
2,600
Franchise
12
Onemain
2,479
Consumer
13
Wendy
2,425
Whole Bus
14
Toyota
2,364
Auto / Floorplans
15
Capital
One
2,325
Credit Card
16
AmeriCredit
2,300
Auto
17
Bank
America
2,300
Credit Card
18
CarMax
2,165
Auto
19
CNH
1,800
Equipment
20
Drive
1,792
Auto

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Recent FFELP ABS Transactions
(1)
Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at
https://www.navient.com/about/investors/debtasset/. Actual average life may vary significantly from estimates.
(2)
Pricing represents the yield to expected call.
NAVSL
2015-3
NAVSL
2015-2
Priced:
Settled:
June 10, 2015
June 18, 2015
April 14, 2015
April 23, 2015
Issuance Amount:
$758M
$997M
Collateral:
US Govt. Guaranteed
FFELP
Stafford, Plus and Consolidation Loans
US Govt. Guaranteed
FFELP
Stafford and Plus Loans
Prepayment Speed
(1)
:
6% CPR Stafford / 4% CPR Consolidation
6% Constant Prepayment Rate
Tranching:
Class
Rating
(M)
Amt.
($M)
WAL
(1)
Pricing
(2)
Class
Rating
(M)
Amt.
($M)
WAL
(1)
Pricing
(2)
A-1
Aaa
$252
1.5
L+32
A-1
Aaa
$337
1.3
L+28
A-2
Aaa
$486
7.7
L+67
A-2
Aaa
$157
3.3
L+42
B
Aa1
$20
13.4
L+250
A-3
Aaa
$476
6.4
L+57
B
Aa2
$28
8.4
L+195

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Recent Private Education Loan ABS Transactions
(1)
Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at  https://www.navient.com/about/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.
(2)
Yield on fixed rate A-2 tranches were 2.77% and 2.67% for 2014-A and 2015-A, respectively. Yield on fixed rate B tranches were 4.65% and 4.10% for
2014-A and 2015-A, respectively.
NAVSL
Trust 2015-A
NAVSL
Trust 2014-A
Priced:
Settled:
January 13, 2015
January 22, 2015
October 15, 2014
October 23, 2014
Issuance Amount:
$689M
$664M
Collateral:
Private Education Loans
Private Education Loans
Prepayment Speed
(1)
:
4% Constant Prepayment Rate
4% Constant Prepayment Rate
Tranching:
Class
Rating
(M)
Amt.
($M)
WAL
(1)
Pricing
(2)
Class
Rating
(M)
Amt.
($M)
WAL
(1)
Pricing
(2)
A-1
Aaa
$224
1.0
L+50
A-1
Aaa
$186
1.0
L+48
A-2A
Aaa
$154
5.5
S+110
A-2A
Aaa
$168
5.8
S+115
A-2B
Aaa
$154
5.5
L+120
A-2B
Aaa
$168
5.8
L+125
A3
Aaa
$75
8.8
L+170
A3
Aaa
$76
9.7
L+160
B
Aa3
$83
9.9
S+210
B
Aa1
$66
10.6
S+240

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Unsecured Debt Maturities
$0.5
$1.2
$1.8
$2.8
$2.5
$2.1
$0.6
$0.8
$4.2
2015
2016
2017
2018
2019
2020
2021
2022
2023+
As of June 30, 2015
(par value, $ in billions)
Fitch
Moody’s
S&P
Senior
Unsecured Debt
BB
Ba3
BB
Outlook
Stable
Stable
Stable

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Conservative Unsecured Debt Profile
December
31, 2006
December
31, 2010
June 30, 2015
Total Managed Student Loans
$142.1 Billion
$184.3 Billion
$128.4 Billion
Unsecured Debt Outstanding (par value)
$48.7 Billion
$20.1 Billion
$16.2 Billion
Tangible Equity Ratio
1.9%
2.2%
2.4%
Tangible Net Asset Ratio
1.06x
1.19x
1.25x
Unsecured Debt Rating (F / M / S)
A+ / A2
/ A
BBB-
/ Ba1
/ BBB-
BB / Ba3
/ BB
$48.7
$45.1
$38.0
$28.0
$20.1
$17.0
$17.8
$18.3
$17.5
$16.2
$51.7
$47.2
$39.4
$30.2
$24.0
$21.8
$22.4
$23.0
$22.1
$20.3
1.00
1.05
1.10
1.15
1.20
1.25
1.30
1.35
$0
$10
$20
$30
$40
$50
$60
$70
2006
2007
2008
2009
2010
2011
2012
2013
2014
Q2 15*
Years Ending December 31
(par value, $ in billions)
Unsecured Debt Outstanding
Tangible Net Assets
Tangible Net Asset Ratio
* Quarter ending June 30, 2015
Tangible net assets equal tangible assets less secured debt

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Projected Life of Loan Cash Flows over ~20 Years
Projected Life of Loan Cash Flows over ~20 Years
These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.
Enhancing Cash Flows
Enhancing Cash Flows
Education Loan Portfolio Generates Significant
Cash Flows
$’s in Billions
FFELP Cash Flows
6/30/15
12/31/14
Secured
Residual (including O/C)
$6.5
$7.3
Floor Income
2.0
1.9
Servicing
3.8
3.8
Total
Secured
$12.3
$13.0
Unencumbered
1.4
1.9
Total
FFELP Cash Flows
$13.7
$14.9
Private
Credit Cash Flows
Secured
Residual (including O/C)
$12.6
$13.2
Servicing
1.2
1.3
Total
Secured
$13.8
$14.5
Unencumbered
5.7
6.8
Total
Private Cash Flows
$19.5
$21.3
Combined Cash Flows
before Unsecured Debt
$33.2
$36.2
•
Since 12/31/14, we have repaid $1.7B of unsecured debt,
returned $0.7 billion to shareholders through share
repurchases and dividends, and acquired $1.8 billion of
student loans
•
$33 billion of estimated future cash flows over ~ 20 years
-
Highly predictable
-
Includes ~$11 billion of overcollateralization (O/C) to be
released from residuals
Cash Flow Projection as of 12/31/14
$36.2 B
-
Cash Flows Realized from Loan Portfolio
(1.6) B
-
Cash Flows from Financing Transactions
(1.9) B
+
Additional Cash Flows from Loans Acquired
0.3  B
+
Other
0.2  B
Cash Flow Projection as of 6/30/15
$33.2 B

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

FFELP
Cash Flows Highly Predictable
•
Total Cash Flows from Projected Excess Spread = $6.5 Billion
•
Total Cash Flows from Projected Servicing Revenues = $3.8 Billion
Assumptions
No Floor Income,  CPR/CDR = Stafford & Plus (3%), Consolidation (3%)
These projections are based on internal estimates and assumptions and are subject to ongoing review and modification.  These projections may prove to be incorrect.
*Numbers may not add due to rounding
as of  6/30/15
Q3-Q4 2015
2016
2017
2018
2019
2020
2021
2022
Projected FFELP Average Balance
$95,924
$89,958
$81,400
$73,052
$65,223
$57,360
$49,792
$42,626
Projected Excess Spread
$431
$829
$738
$655
$590
$518
$456
$404
Projected Servicing Revenue
$251
$479
$443
$407
$373
$334
$292
$250
Projected Total Revenue
$683
$1,308
$1,182
$1,063
$963
$851
$748
$655
2023
2024
2025
2026
2027
2028
2029
2030+
Projected FFELP Average Balance
$35,940
$29,885
$24,562
$20,355
$16,595
$13,051
$9,754
$3,833
Projected Excess Spread
$354
$304
$260
$221
$192
$164
$121
$256
Projected Servicing Revenue
$206
$169
$132
$108
$89
$71
$54
$113
Projected Total Revenue
$560
$473
$391
$329
$281
$234
$175
$369
$’s in millions

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Secured Cash Flow
Note: Totals may not add due to rounding
*
Net residual represents excess distribution, net of payments on floor contracts and receipts from basis swaps
2Q15 YTD
2014
2013
2012
Servicing (Cash Paid)
$                     199
$                  407
$                  507
$                  526
Net Residual* (Excess Distributions)
375
680
476
628
Net Cash Flow
170
216
1,199
934
$                     744
$              1,302
$              2,182
$              2,088
Servicing (Cash Paid)
$                        96
$                  189
$                  198
$                  181
Residual (Excess Distribution)
107
226
170
103
Net Cash Flow
27
26
9
22
$                     230
$                  441
$                  377
$                  306
Total Proceeds from Residual Sales
$                  589
$                      974
$              1,743
$              3,148
$              2,394
2Q15 YTD
2014
2013
2012
$                84,362
$            88,554
$            95,055
$          104,913
12,975
6,525
11,085
22,271
$                97,338
$            95,079
$          106,140
$          127,184
$                 24,417
$            24,499
$            26,037
$            25,111
1,029
1,523
1,106
1,875
$                25,446
$            26,022
$            27,143
$            26,987
$              122,783
$          121,101
$          133,283
$          154,171
FFELP
FFELP
Term Securitized
Other Secured FFELP
Total FFELP
Private Credit
Term Securitized
Other Secured Financings
Total Private Credit
Total FFELP and Private Credit
Average Principal Balances
$ in Millions
Total Private Credit
Total FFELP and Private Credit
Term FFELP
Other Secured FFELP
Total FFELP
Private Credit
Term Private Credit
Other Secured Financings

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 30 FFELP ABS Appendix

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Recent FFELP
ABS Issuance Characteristics
FFELP
ABS Transaction Features
Collateral Characteristics
•
Issue size of $500M
to $1.5B
•
Tranches or pass-through denominated in
US$
•
Triple-A rated senior notes make up to
97% of issue structure
•
Floating rate tied to 1 month LIBOR
•
Amortizing tranches with 1 to 15(+) year
average lives
•
Navient
Solutions, Inc. is master servicer
•
Insurance or guarantee of underlying
collateral insulates bondholders from
virtually any loss of principal
(1)
•
Typically non-dischargeable in bankruptcy
•
Offer significantly higher yields than
government agency securities with
comparable risk profiles
(1)
Principal
and
accrued
interest
on
underlying
FFELP
loan
collateral
carry
insurance
or
guarantee
of
97%-100%
dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

FFELP
Loan Program Characteristics
(1)
Aggregate loan limit for a Dependent Undergraduate is $31,000
Note: As of July 1, 2011
.
Parameter
Subsidized Stafford
Unsubsidized Stafford
PLUS/Grad PLUS
Unsubsidized
Consolidation
Borrower
Student
Student
Parents
or Graduate
Students
Student or Parents
Student or Parents
Needs Based
Yes
No
No
N/A
N/A
Federal Guarantee of
Principal and Accrued
Interest
97 -
100%
97 -
100%
97 -
100%
97 -
100%
97 -
100%
Interest Subsidy
Payments
Yes
No
No
Yes
No
Special Allowance
Payments (SAP)
Yes
Yes
If cap is reached
Yes
Yes
Repayment
Term
120 months
120 months
120 months
Up to
360 months
Up
to 360 months
Aggregate Loan Limit
Undergraduate: $23,000
Graduate: $65,500
Undergraduate
1
:
$57,500
Graduate: $138,500
None
None
None
Subsidized
Consolidation

Quarterly CPR*
2Q2002
4Q2002
2Q2003
4Q2003
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015

NAVIENT

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Navient
Stafford & PLUS Loan Prepayments
•
Annualized CPRs
for Stafford/PLUS ABS trusts have decreased from pre-2008 levels as incentives for borrowers to consolidate have declined
•
Higher prepayment activity in mid 2012 was related to the short term availability of the Special Direct
Consolidation Loan program
•
Prepayments increased beginning in 2014 as we purchased assets from selected transactions to mitigate the risk that certain tranches might remain outstanding past their legal final maturity dates
* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.
-10%
0%
10%
20%
30%
40%
50%
60%
70%
Historical Stafford/PLUS ABS CPRs
by Issuance Vintage
2002
2003
2004
2005
2006
2007
2008
2010
2012
2013
2014

25%
20%
15%
10%
5%
0%
-5%
Quarterly CPR*
2Q2003
4Q2003
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015
2002
2003
2004
2005
2006
2007
2009
2011
2012
2014

NAVIENT

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Navient
Consolidation Loan Prepayments
•
CPRs
for Consolidation ABS trusts declined significantly following legislation effective in
2006 that prevented in-school and re-consolidation of borrowers’ loans
•
Higher prepayment activity in mid 2012 was related to the short term availability of the
Special Direct Consolidation Loan program
* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.
Historical Consolidation ABS CPRs by Issuance Vintage

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 35 Private Education Loan ABS Appendix

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Recent Private Education Loan ABS Issuance
Characteristics
Private Education Loan ABS Transaction Features
Collateral Characteristics
•
Issue size of $500M
to $1.5B
•
Triple-A rated senior notes, Single-A rated
subordinated notes
•
20-40% Triple-A overcollateralization
•
Amortizing tranches with 1 to 10 year
average lives
•
Fixed rate or floating rate tied to 1 month
LIBOR
•
Complies with European risk retention
(5% retention)
•
Navient
Solutions, Inc. is master servicer
•
Collateralized by loans made to students
and parents to fund college tuition, room
and board
•
Underwritten using FICO, Custom
Scorecard & judgmental criteria w/risk
based pricing
•
70-80% with cosigners, typically a parent
•
Many seasoned assets benefiting from
proven payment history
•
Typically non-dischargeable in bankruptcy

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Navient Private Education Loan Programs
Smart Option
Undergraduate/Graduate/
Med/Law/MBA
Direct-to-Consumer (DTC)
Consolidation
Career Training
Origination Channel
School
School
Direct-to-Consumer
Lender
School
Typical Borrower
Student
Student
Student
College Graduates
Student
Typical Co-signer
Parent
Parent
Parent
Parent
Parent, Spouse
Typical Loan
$10k avg orig bal, 10 yr avg
term, in-school payments of
interest only, $25 or fully
deferred
$10k avg orig bal, 15 yr term,
deferred payments
$12k avg orig bal, 15 yr term,
deferred payments
$43k avg orig bal, 15-30 year
term depending on balance,
immediate repayment
$9k avg orig bal, up to 15 yr
term, immediate payments
Origination Period
March 2009 to April 2014
All history through 2014
2004 through 2008
2006 through 2008
1998 through 2014
Certification and Disbursement
School certified and disbursed
School certified and disbursed
Borrower self-certified,
disbursed to borrower
Proceeds to lender  to pay off
loans being consolidated
School certified and disbursed
Borrower Underwriting
FICO,
custom credit score model, and
judgmental underwriting
Primarily FICO
Primarily FICO
FICO and Debt-to-Income
FICO, Debt-to-Income and
judgmental underwriting
Borrowing Limits
$200,000
$100,000 Undergraduate,
$150,000 Graduate
$130,000
$400,000
Cost of attendance plus up to
$6,000 for expenses
Typical ABS Sec. Criteria
For-Profit; FICO
670
For-Profit; FICO
670
FICO
670
For-Profit; FICO
670
FICO
670
Non-Profit; FICO
640
Non-Profit; FICO
640
Non-Profit; FICO
640
School UW
No
No
No
No
Yes
Historical Risk-Based Pricing
L + 2% to L + 14%
P-1.5% to P+7.5%
P+1% to P+6.5%
P -
0.5% to P + 6.5%
P+0% to P+9%
L+0% to L+15%
L+6% to L+12%
L+6.5% to L+14%
Dischargeable in Bankruptcy
No
No
No
No
Yes
Additional Characteristics
Made to students and
parents primarily through
college financial aid offices to
fund 2-year, 4-year and
graduate school college tuition,
room and board
Also available  on a limited
basis to students and parents
to fund non-degree granting
secondary education, including
community college, part time,
technical and trade school
programs
Both Title IV and non-Title
IV schools
(1)
Made to students and
parents through college
financial aid offices to fund 2-
year, 4-year and graduate
Signature, Excel, Law, Med
and MBA Loan brands
Title IV schools only
(1)
Freshmen must have a co-
signer with limited exceptions
Co-signer stability test
(minimum  3 year repayment
history)
Terms and underwriting
criteria similar to
Undergraduate, Graduate,
Med/Law/MBA with primary
differences being:
Marketing channel
No school certification
Disbursement of proceeds
directly to borrower
Title IV schools only
(1)
Freshmen must have a co-
signer  with limited exceptions
Co-signer stability test
(minimum  3 year repayment
history)
Loans made to students and
parents to refinance one or
more private education loans
Student must provide proof
of graduation in order to
obtain loan
Loans made to students and
parents to fund non-degree
granting secondary education,
including community college,
Both Title IV and non-Title
IV schools
(1)
(1)
Title IV Institutions are post-secondary institutions that have a written agreement with the Secretary of Education that allows the institution to participate in any of the Title IV federal student financial assistance programs and the National Early Intervention Scholarship and Partnership (NEISP) programs.
part time, technical, trade
school and tutorial programs
school college tuition,
room and board

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Summary Information
11-A
11-B
11-C
12-A
12-B
12-C
12-D
12-E
13-A
13-B
13-C
14-A
NAV
14-CT
NAV
14-A
NAV
15-A
Bond Amount ($mil)
562
825
721
547
891
1,135
640
976
1,108
1,135
624
676
463
664
689
Initial AAA Enhancement (%)
21%
18%
24%
27%
26%
25%
25%
21%
26%
22%
28%
24%
30%
30%
32%
Total Enhancement (%)
21%
18%
24%
27%
26%
25%
25%
21%
15%
13%
20%
15%
17%
22%
23%
Loan Program (%)
   Signature/Law/MBA/Med
88%
91%
71%
61%
48%
43%
37%
35%
26%
29%
26%
19%
0%
26%
27%
   Smart Option
--
--
10%
20%
30%
40%
45%
48%
63%
63%
64%
63%
0%
50%
51%
   Consolidation
0%
0%
7%
6%
9%
5%
5%
5%
3%
5%
0%
6%
0%
9%
2%
   Direct to Consumer
9%
6%
12%
12%
12%
12%
12%
12%
8%
3%
10%
12%
0%
15%
20%
   Career Training
3%
3%
0%
1%
1%
0%
0%
0%
0%
0%
0%
0%
100%
0%
0%
   Total
100%
100%
100%
100%
100%
100%
100%
100%
100%
100%
100%
100%
100%
100%
100%
Payment Status (%)
   School, Grace, Deferment
55%
55%
45%
37%
38%
40%
39%
44%
59%
62%
63%
49%
0%
46%
24%
   Repayment
43%
43%
52%
60%
60%
57%
59%
54%
39%
36%
36%
50%
99%
53%
68%
   Forbearance
2%
3%
2%
2%
2%
3%
2%
2%
2%
2%
1%
1%
1%
1%
8%
Wtd Avg Term to Maturity (Mo.)
192
189
182
171
164
151
144
148
144
146
143
150
104
161
155
% Loans with Cosigner
72%
75%
71%
75%
77%
79%
80%
80%
80%
80%
81%
82%
71%
79%
80%
% Loans with No Cosigner
28%
25%
29%
25%
23%
21%
20%
20%
20%
20%
19%
18%
29%
21%
20%
Wtd Avg FICO at Origination
737
736
733
735
736
737
740
733
741
740
740
742
743
739
731
Wtd Avg Recent FICO at Issuance
723
722
720
724
726
728
730
722
733
734
733
741
726
737
714
WA FICO (Cosigner at Origination)
747
745
744
745
745
745
748
741
751
750
749
750
749
748
738
WA FICO (Cosigner at Rescored)
736
731
734
732
734
735
738
728
745
746
745
750
735
746
724
WA FICO (Borrower at Origination)
709
710
704
705
705
707
710
702
703
702
705
707
728
707
701
WA FICO (Borrower at Rescored)
690
695
688
700
700
702
698
696
683
684
682
701
701
701
672
Wtd Avg LIBOR Equivalent Margin
(1)
7.40%
7.21%
6.37%
6.74%
6.98%
7.14%
7.18%
7.46%
6.63%
6.64%
6.88%
6.60%
7.01%
6.66%
7.38%
2011-2015YTD Issuance Program
Navient
(1) Assumes Prime/LIBOR spread of 3.00% for all transactions.
Navient Private Education Trusts

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Navient Portfolio Transition to Seasoned Collateral
•
Securitized collateral will continue to season as the company transitions from originations to portfolio acquisition and management
•
Most defaults occur early in repayment; loan performance improves as loans season
•
As of June 2015, the private securitized loan portfolio is approximately 69 months into repayment; about 70% of total expected defaults have already occurred
Trust Portfolio Average Time in Repayment as of each Year
2011
2012
2013
2014
2015
0
5
10
15
20
25
30
35
40
45
50
0%
5%
10%
15%
20%
25%
30%
Months Since Repayment Begin Date
Distribution of Defaults by Months Since Repayment Begin Date
Defaults Per Month Since Repayment Begin Date (Managed Portfolio)
12
24
36
48
60
72
84
96
108
120
132
144
156
168

Constant Prepayment Rate (CPR)
14
12
10
8
6
4
2
0
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Feb-12
May-12
Aug-12
Nov-12
Feb-13
May-13
Aug-13
Nov-13
Feb-14
May-14
Aug-14
Nov-14
Feb-15
May-15
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B
2012-C
2012-D
2012-E
2013-A
2013-B
2013-C
2014-A
2014-CT
NAVI 2014-A

NAVIENT

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Navient
Private Education Loan Trusts –
Prepayment Analysis
•
Constant prepayment rates increased in 2007 due to the introduction of Private
Education Consolidation loans, then declined following our decision to suspend our consolidation loan program in 2008

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Cohort Default Triangles
•
The following cohort default triangles provide loan performance information for certain Private Education Loans of
Navient
Corporation and its consolidated subsidiaries that meet such subsidiaries’ current securitization criteria
(including those criteria listed below):
-
Program
types
include
Undergraduate/Graduate
(1)
,
Direct-to-Consumer
(“DTC”)
(2)
,
Career
Training
(3)
and
Private Consolidation Loans
-
FICO scores are based on the greater of the borrower and cosigner scores as of a date near the loan application and must be at least:
•
Undergraduate/Graduate
at
not-for-profit
schools:
640
•
Undergraduate/Graduate
at
for-profit
schools:
670
•
DTC
loans:
670
•
Career
Training
loans:
670
•
Private
Consolidation
loans:
640
-
Excludes loans made at selected schools that have historically experienced higher rates of default
•
The cohort default triangles are not representative of the characteristics of the portfolio of Private Education Loans of
Navient
Corporation and its consolidated subsidiaries as a whole or any particular securitization trust
(1)
Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2)
Direct-to-Consumer Loans marketed under the Tuition Answer brand.
(3)
Career Training loans provide eligible borrowers financing at technical, trade, K-12 or tutoring schools.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Cohort Default Triangles
•
The cohort default triangles featured on subsequent slides are segmented by loan program type, FICO score, cosigner status, and school type
•
Terms and calculations used in the cohort default triangles are defined below:
-
Repayment
Year
–
The
calendar
year
loans
entered
repayment
-
Disbursed
Principal
Entering
Repayment
–
The
amount
of
principal
entering
repayment
in
a
given
year,
based
on disbursed principal prior to any interest capitalization
-
Years
in
Repayment
–
Measured
in
years
between
repayment
start
date
and
default
date.
Zero
represents
defaults that occurred prior to the start of repayment.
-
Periodic
Defaults
–
Defaulted
principal
in
each
Year
in
Repayment
as
a
percentage
of
the
disbursed
principal
entering repayment in each Repayment Year
•
Defaulted principal includes any interest capitalization that occurred prior to default
•
Defaulted principal is not reduced by any amounts recovered after the loan defaulted
•
Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest
-
Total
–
The sum of Periodic Defaults across Years in Repayment for each Repayment Year

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Cohort Default Triangles
Note: Data as of 6/30/15.
(1)
Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2)
Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3)
Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Disbursed Principal
Entering
Repayment Year
Repayment ($m)
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Total
1998
$11
0.0%
0.0%
0.0%
0.0%
0.0%
0.1%
0.4%
0.8%
0.4%
0.2%
1.5%
0.7%
0.4%
0.3%
0.0%
0.1%
5.0%
1999
$28
0.0%
0.0%
0.0%
0.1%
0.9%
0.6%
1.4%
0.4%
0.3%
1.0%
0.5%
0.2%
0.7%
0.3%
0.1%
0.4%
7.0%
2000
$70
0.0%
0.0%
0.0%
0.6%
1.1%
1.3%
0.6%
0.9%
1.5%
1.5%
1.0%
0.8%
0.5%
0.4%
0.3%
0.1%
10.7%
2001
$187
0.0%
0.0%
0.1%
1.1%
1.4%
0.9%
1.8%
1.3%
2.3%
1.8%
1.5%
0.9%
0.6%
0.4%
0.3%
0.0%
14.2%
2002
$386
0.0%
0.2%
0.2%
1.2%
1.1%
1.9%
1.6%
2.3%
2.0%
1.3%
0.9%
0.6%
0.6%
0.4%
0.0%
14.3%
2003
$682
0.0%
0.2%
0.6%
0.9%
1.9%
1.6%
2.7%
2.4%
1.8%
1.2%
0.8%
0.6%
0.5%
0.0%
15.2%
2004
$1,132
0.0%
0.2%
0.3%
1.9%
1.8%
3.0%
2.9%
1.8%
1.4%
1.1%
0.8%
0.6%
0.0%
15.9%
2005
$1,537
0.0%
0.0%
0.4%
2.5%
3.7%
3.4%
2.1%
1.6%
1.2%
0.9%
0.6%
0.0%
16.6%
2006
$2,013
0.0%
0.1%
1.6%
3.7%
3.8%
2.5%
1.8%
1.5%
1.1%
0.7%
0.0%
16.8%
2007
$2,452
0.0%
0.4%
3.5%
4.6%
3.0%
2.1%
1.8%
1.4%
0.9%
0.1%
17.8%
2008
$2,933
0.0%
2.3%
4.2%
4.0%
2.6%
2.2%
1.6%
1.3%
0.1%
18.3%
2009
$3,241
0.0%
3.4%
3.7%
3.6%
2.6%
1.8%
1.4%
0.1%
16.7%
2010
$2,769
0.0%
3.6%
3.9%
3.6%
2.0%
1.5%
0.1%
14.7%
2011
$1,871
0.0%
3.0%
4.5%
2.3%
1.7%
0.1%
11.7%
2012
$1,102
0.0%
3.0%
3.8%
2.0%
0.2%
9.0%
2013
$499
0.0%
2.9%
3.1%
0.4%
6.4%
2014
$227
0.0%
2.6%
0.5%
3.2%
Periodic
Defaults
by
Years
in
Repayment
(2),(3)

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Cohort Default Triangles
Undergraduate/Graduate
(1)
Without Co-signer
Undergraduate/Graduate
(1)
With Co-signer
Note: Data as of 6/30/15.
(1)
Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2)
Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3)
Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Disbursed Principal
Entering
Repayment Year
Repayment ($m)
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Total
1998
$6
0.0%
0.0%
0.0%
0.0%
0.0%
0.1%
0.6%
1.0%
0.4%
0.0%
0.2%
1.1%
0.1%
0.0%
0.0%
0.1%
3.6%
1999
$14
0.0%
0.0%
0.0%
0.0%
0.4%
0.1%
0.9%
0.4%
0.2%
0.1%
0.4%
0.0%
0.1%
0.1%
0.1%
0.2%
3.0%
2000
$37
0.0%
0.0%
0.0%
0.5%
0.5%
0.7%
0.7%
0.4%
0.7%
1.2%
0.8%
0.9%
0.2%
0.4%
0.2%
0.1%
7.3%
2001
$90
0.0%
0.0%
0.1%
0.7%
0.9%
0.6%
1.2%
1.0%
1.7%
1.4%
1.1%
0.9%
0.4%
0.3%
0.3%
0.0%
10.5%
2002
$196
0.0%
0.2%
0.1%
0.8%
0.6%
1.4%
0.8%
1.9%
1.5%
1.1%
0.7%
0.6%
0.5%
0.3%
0.0%
10.7%
2003
$367
0.0%
0.1%
0.3%
0.6%
0.9%
1.1%
2.2%
1.9%
1.4%
0.9%
0.7%
0.6%
0.5%
0.0%
11.2%
2004
$632
0.0%
0.2%
0.2%
1.0%
1.0%
2.2%
2.2%
1.4%
1.1%
1.0%
0.7%
0.4%
0.0%
11.3%
2005
$844
0.0%
0.0%
0.2%
1.4%
2.5%
2.3%
1.6%
1.2%
0.9%
0.8%
0.5%
0.0%
11.4%
2006
$1,121
0.0%
0.0%
0.7%
2.4%
2.4%
1.8%
1.3%
1.1%
1.0%
0.6%
0.0%
11.4%
2007
$1,408
0.0%
0.2%
2.0%
2.9%
2.0%
1.5%
1.3%
1.1%
0.8%
0.0%
11.9%
2008
$1,758
0.0%
1.2%
2.6%
2.7%
1.8%
1.6%
1.2%
1.0%
0.1%
12.2%
2009
$2,076
0.0%
2.0%
2.4%
2.4%
1.9%
1.4%
1.1%
0.1%
11.2%
2010
$1,854
0.0%
2.1%
2.4%
2.3%
1.4%
1.2%
0.1%
9.5%
2011
$1,353
0.0%
1.6%
2.8%
1.4%
1.2%
0.1%
7.2%
2012
$849
0.0%
1.7%
2.4%
1.4%
0.1%
5.7%
2013
$387
0.0%
1.8%
2.0%
0.3%
4.1%
2014
$176
0.0%
1.8%
0.5%
2.3%
Periodic Defaults by Years in Repayment
(2),(3)
Disbursed Principal
Entering
Repayment Year
Repayment ($m)
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Total
1998
$5
0.0%
0.0%
0.0%
0.0%
0.0%
0.2%
0.2%
0.6%
0.4%
0.4%
3.1%
0.2%
0.8%
0.8%
0.0%
0.2%
6.8%
1999
$14
0.0%
0.0%
0.0%
0.3%
1.3%
1.1%
1.9%
0.4%
0.3%
1.8%
0.6%
0.5%
1.4%
0.6%
0.1%
0.7%
11.0%
2000
$33
0.0%
0.0%
0.0%
0.8%
1.7%
2.0%
0.6%
1.5%
2.3%
2.0%
1.1%
0.7%
0.7%
0.4%
0.5%
0.2%
14.5%
2001
$97
0.0%
0.0%
0.1%
1.5%
1.9%
1.2%
2.2%
1.5%
2.9%
2.3%
1.8%
0.9%
0.7%
0.4%
0.3%
0.0%
17.7%
2002
$190
0.0%
0.2%
0.2%
1.6%
1.7%
2.3%
2.3%
2.8%
2.5%
1.5%
1.2%
0.7%
0.6%
0.5%
0.0%
18.0%
2003
$315
0.0%
0.2%
0.9%
1.4%
2.9%
2.3%
3.3%
3.0%
2.3%
1.5%
0.8%
0.7%
0.5%
0.0%
19.9%
2004
$499
0.0%
0.3%
0.4%
3.1%
2.8%
4.1%
3.8%
2.3%
1.8%
1.3%
0.9%
0.8%
0.0%
21.7%
2005
$694
0.0%
0.1%
0.7%
3.9%
5.3%
4.7%
2.7%
2.1%
1.6%
1.1%
0.8%
0.0%
22.9%
2006
$892
0.0%
0.2%
2.7%
5.3%
5.4%
3.4%
2.4%
1.9%
1.3%
0.9%
0.1%
23.6%
2007
$1,044
0.0%
0.8%
5.5%
6.9%
4.3%
2.8%
2.5%
1.8%
1.1%
0.1%
25.7%
2008
$1,175
0.0%
4.0%
6.5%
5.9%
3.8%
3.1%
2.2%
1.7%
0.1%
27.4%
2009
$1,165
0.0%
6.0%
6.0%
5.7%
4.0%
2.7%
2.0%
0.1%
26.6%
2010
$916
0.0%
6.7%
6.9%
6.1%
3.2%
2.2%
0.2%
25.3%
2011
$518
0.0%
6.7%
9.1%
4.4%
3.1%
0.2%
23.5%
2012
$253
0.1%
7.1%
8.2%
4.2%
0.6%
20.3%
2013
$113
0.1%
6.7%
6.7%
0.9%
14.3%
2014
$51
0.1%
5.6%
0.6%
6.2%
Periodic Defaults by Years in Repayment
(2),(3)

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Cohort Default Triangles
Note: Data as of 6/30/15.
(1)
Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2)
Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3)
Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Non-Profit
Undergraduate/Graduate
(1)
For-Profit
Disbursed Principal
Entering
Repayment Year
Repayment ($m)
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Total
1998
$11
0.0%
0.0%
0.0%
0.0%
0.0%
0.2%
0.4%
0.4%
0.4%
0.2%
1.1%
0.7%
0.3%
0.4%
0.0%
0.1%
4.2%
1999
$26
0.0%
0.0%
0.0%
0.0%
0.8%
0.5%
1.2%
0.4%
0.3%
1.0%
0.5%
0.2%
0.5%
0.4%
0.1%
0.3%
6.3%
2000
$68
0.0%
0.0%
0.0%
0.6%
1.0%
1.4%
0.5%
0.9%
1.4%
1.3%
1.0%
0.8%
0.5%
0.4%
0.3%
0.1%
10.3%
2001
$180
0.0%
0.0%
0.1%
1.0%
1.4%
0.9%
1.7%
1.2%
2.4%
1.8%
1.5%
0.8%
0.6%
0.4%
0.3%
0.0%
13.9%
2002
$360
0.0%
0.2%
0.2%
1.2%
1.0%
1.8%
1.6%
2.3%
2.0%
1.3%
1.0%
0.6%
0.6%
0.4%
0.0%
14.1%
2003
$630
0.0%
0.2%
0.6%
0.8%
1.8%
1.6%
2.6%
2.4%
1.7%
1.2%
0.8%
0.6%
0.5%
0.0%
14.7%
2004
$1,006
0.0%
0.2%
0.2%
1.8%
1.6%
2.9%
2.6%
1.7%
1.3%
1.1%
0.7%
0.6%
0.0%
15.0%
2005
$1,362
0.0%
0.0%
0.4%
2.4%
3.5%
3.2%
2.0%
1.6%
1.2%
0.9%
0.6%
0.0%
15.8%
2006
$1,767
0.0%
0.1%
1.5%
3.5%
3.6%
2.4%
1.7%
1.4%
1.1%
0.7%
0.0%
16.1%
2007
$2,104
0.0%
0.4%
3.4%
4.3%
2.8%
2.0%
1.7%
1.3%
0.9%
0.0%
17.0%
2008
$2,458
0.0%
2.2%
3.9%
3.6%
2.5%
2.1%
1.6%
1.3%
0.1%
17.3%
2009
$2,687
0.0%
3.2%
3.4%
3.4%
2.5%
1.8%
1.4%
0.1%
15.8%
2010
$2,378
0.0%
3.4%
3.7%
3.4%
1.9%
1.4%
0.1%
14.0%
2011
$1,664
0.0%
2.8%
4.3%
2.2%
1.6%
0.1%
11.1%
2012
$1,003
0.0%
2.9%
3.5%
2.0%
0.2%
8.6%
2013
$459
0.0%
2.8%
3.0%
0.4%
6.2%
2014
$210
0.0%
2.5%
0.4%
3.0%
Periodic Defaults by Years in Repayment
(2),(3)
Disbursed Principal
Entering
Repayment Year
Repayment ($m)
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Total
1998
$0.36
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
13.6%
0.0%
0.0%
12.6%
0.0%
5.1%
0.0%
0.4%
0.0%
31.7%
1999
$2
0.0%
0.0%
0.0%
2.3%
1.4%
2.1%
4.8%
0.0%
0.0%
0.0%
0.0%
0.9%
5.3%
0.0%
0.0%
2.5%
19.3%
2000
$2
0.0%
0.0%
0.0%
0.0%
2.8%
0.7%
3.2%
3.2%
3.7%
8.9%
0.0%
1.6%
0.0%
0.0%
0.0%
0.0%
24.3%
2001
$7
0.0%
0.1%
0.1%
4.7%
2.2%
1.1%
4.3%
2.2%
0.8%
3.5%
1.5%
1.8%
0.4%
0.0%
0.6%
0.0%
23.4%
2002
$27
0.0%
0.0%
0.3%
1.9%
2.2%
2.1%
1.8%
2.7%
1.8%
1.3%
0.8%
0.7%
0.7%
0.6%
0.0%
17.1%
2003
$52
0.0%
0.2%
0.7%
2.4%
2.7%
2.2%
3.8%
2.9%
2.4%
1.6%
1.0%
0.7%
0.5%
0.0%
21.1%
2004
$126
0.0%
0.3%
0.6%
3.2%
3.0%
3.9%
4.6%
2.4%
1.9%
1.4%
1.0%
0.5%
0.1%
23.0%
2005
$175
0.0%
0.0%
0.7%
3.7%
5.2%
4.9%
2.7%
1.9%
1.4%
1.2%
0.8%
0.1%
22.6%
2006
$246
0.0%
0.2%
2.1%
4.9%
5.0%
3.2%
2.2%
2.0%
1.4%
0.8%
0.1%
21.9%
2007
$348
0.0%
0.5%
4.3%
6.5%
4.0%
2.5%
2.2%
1.6%
0.9%
0.1%
22.6%
2008
$475
0.0%
3.0%
5.9%
5.6%
3.2%
2.6%
1.9%
1.4%
0.1%
23.6%
2009
$554
0.0%
4.3%
5.1%
4.4%
3.3%
2.1%
1.8%
0.1%
21.2%
2010
$392
0.1%
4.7%
4.7%
4.9%
2.7%
2.0%
0.2%
19.3%
2011
$206
0.1%
4.5%
6.5%
3.0%
2.4%
0.2%
16.7%
2012
$99
0.1%
4.2%
5.9%
2.8%
0.2%
13.1%
2013
$41
0.2%
3.8%
4.5%
0.7%
9.2%
2014
$17
0.4%
3.9%
1.1%
5.3%
Periodic Defaults by Years in Repayment
(2),(3)

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Cohort Default Triangles
Undergraduate/Graduate
(1)
Loans, FICO 740-850
(2)
Undergraduate/Graduate
(1)
Loans, FICO 700-739
(2)
Note: Data as of 6/30/15.
(1)
Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2)
FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3)
Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(4)
Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Disbursed Principal
Entering
Repayment Year
Repayment ($m)
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Total
1998
$3
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.2%
0.0%
0.4%
0.4%
0.9%
0.9%
0.0%
0.0%
0.0%
0.0%
2.8%
1999
$6
0.0%
0.0%
0.0%
0.0%
0.5%
0.3%
1.7%
0.5%
0.2%
0.2%
0.0%
0.2%
0.0%
0.4%
0.0%
0.8%
4.9%
2000
$22
0.0%
0.0%
0.0%
0.3%
0.4%
0.4%
0.2%
0.3%
1.0%
1.0%
0.4%
0.5%
0.0%
0.1%
0.1%
0.1%
4.9%
2001
$64
0.0%
0.0%
0.1%
0.5%
0.4%
0.4%
1.1%
0.8%
1.0%
0.7%
0.7%
0.7%
0.4%
0.3%
0.2%
0.0%
7.1%
2002
$137
0.0%
0.2%
0.1%
0.5%
0.4%
0.8%
0.6%
1.2%
0.9%
0.6%
0.5%
0.4%
0.3%
0.2%
0.0%
6.7%
2003
$248
0.0%
0.1%
0.2%
0.4%
0.6%
0.7%
1.2%
1.4%
0.9%
0.7%
0.6%
0.4%
0.3%
0.0%
7.5%
2004
$424
0.0%
0.1%
0.1%
0.7%
0.7%
1.4%
1.3%
0.9%
0.8%
0.7%
0.5%
0.4%
0.0%
7.7%
2005
$574
0.0%
0.0%
0.2%
1.0%
1.5%
1.5%
1.1%
0.9%
0.6%
0.6%
0.4%
0.0%
7.8%
2006
$761
0.0%
0.0%
0.5%
1.4%
1.5%
1.1%
0.8%
0.8%
0.6%
0.4%
0.0%
7.1%
2007
$937
0.0%
0.1%
1.2%
1.6%
1.1%
1.0%
0.8%
0.8%
0.6%
0.0%
7.2%
2008
$1,130
0.0%
0.7%
1.5%
1.5%
1.1%
1.0%
0.8%
0.6%
0.0%
7.1%
2009
$1,325
0.0%
1.2%
1.4%
1.4%
1.2%
0.9%
0.7%
0.0%
6.8%
2010
$1,186
0.0%
1.4%
1.5%
1.6%
1.1%
0.8%
0.0%
6.4%
2011
$831
0.0%
1.2%
1.8%
1.0%
0.9%
0.1%
4.9%
2012
$507
0.0%
1.3%
1.5%
0.9%
0.1%
3.9%
2013
$233
0.0%
1.2%
1.5%
0.2%
2.9%
2014
$104
0.0%
1.1%
0.3%
1.4%
Periodic Defaults by Years in Repayment
(3),(4)
Disbursed Principal
Entering
Repayment Year
Repayment ($m)
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Total
1998
$3
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.5%
2.2%
0.0%
0.0%
0.0%
0.0%
0.1%
0.8%
0.0%
0.0%
3.6%
1999
$8
0.0%
0.0%
0.0%
0.0%
0.5%
0.4%
0.7%
0.0%
0.3%
1.5%
0.7%
0.1%
0.8%
0.1%
0.0%
0.1%
5.1%
2000
$20
0.0%
0.0%
0.0%
0.4%
0.7%
1.3%
0.8%
1.1%
0.8%
1.3%
0.7%
0.6%
0.4%
0.7%
0.2%
0.0%
8.9%
2001
$54
0.0%
0.0%
0.1%
0.9%
1.2%
0.5%
1.4%
0.9%
1.9%
1.3%
1.2%
0.9%
0.5%
0.3%
0.3%
0.0%
11.7%
2002
$111
0.0%
0.1%
0.1%
1.1%
1.0%
1.7%
1.3%
2.2%
1.4%
1.3%
0.9%
0.5%
0.4%
0.3%
0.0%
12.4%
2003
$194
0.0%
0.2%
0.5%
0.8%
1.6%
1.5%
2.4%
1.9%
1.8%
1.2%
0.7%
0.6%
0.5%
0.0%
13.7%
2004
$321
0.0%
0.2%
0.2%
1.7%
1.5%
2.5%
2.9%
1.8%
1.4%
1.1%
0.7%
0.5%
0.0%
14.6%
2005
$439
0.0%
0.0%
0.4%
2.2%
3.3%
2.9%
2.1%
1.4%
1.1%
0.8%
0.5%
0.0%
14.9%
2006
$553
0.0%
0.1%
1.3%
3.1%
3.4%
2.4%
1.7%
1.2%
1.0%
0.7%
0.0%
15.0%
2007
$659
0.0%
0.3%
2.8%
4.1%
2.7%
1.8%
1.7%
1.3%
0.8%
0.1%
15.6%
2008
$782
0.0%
2.0%
3.8%
3.5%
2.4%
2.0%
1.5%
1.2%
0.1%
16.5%
2009
$876
0.0%
3.0%
3.5%
3.5%
2.6%
1.8%
1.4%
0.1%
15.9%
2010
$731
0.0%
3.4%
3.8%
3.4%
2.0%
1.4%
0.1%
14.2%
2011
$482
0.0%
2.9%
4.3%
2.2%
1.8%
0.1%
11.3%
2012
$282
0.1%
2.8%
3.5%
2.0%
0.2%
8.5%
2013
$126
0.0%
2.4%
2.8%
0.4%
5.7%
2014
$58
0.1%
2.5%
0.3%
3.0%
Periodic Defaults by Years in Repayment
(3),(4)

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Cohort Default Triangles
Note: Data as of 6/30/15.
(1)
Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2)
FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(3)
Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(4)
Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Loans, FICO 670-699
(2)
Undergraduate/Graduate
(1)
Loans, FICO 640-669
(2)
Disbursed Principal
Entering
Repayment Year
Repayment ($m)
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Total
1998
$3
0.0%
0.0%
0.0%
0.0%
0.0%
0.6%
0.6%
0.3%
0.5%
0.3%
2.8%
0.0%
0.5%
0.3%
0.1%
0.3%
6.2%
1999
$7
0.0%
0.0%
0.0%
0.5%
1.4%
0.5%
1.3%
0.3%
0.3%
0.1%
0.7%
0.5%
1.3%
0.4%
0.0%
0.5%
7.8%
2000
$14
0.0%
0.0%
0.0%
0.9%
1.4%
1.9%
0.2%
1.0%
0.9%
1.4%
1.4%
0.9%
0.9%
0.4%
0.7%
0.0%
12.2%
2001
$37
0.0%
0.0%
0.1%
1.3%
2.1%
1.5%
1.9%
1.6%
2.7%
2.9%
2.0%
0.8%
0.6%
0.3%
0.4%
0.0%
18.2%
2002
$77
0.0%
0.2%
0.3%
1.6%
1.8%
2.4%
2.4%
2.9%
2.7%
1.6%
1.2%
0.8%
0.6%
0.6%
0.0%
18.9%
2003
$134
0.0%
0.1%
0.8%
1.3%
2.8%
2.2%
3.7%
3.3%
2.2%
1.3%
0.8%
0.7%
0.6%
0.0%
19.8%
2004
$222
0.0%
0.3%
0.5%
2.9%
2.6%
4.3%
3.8%
2.3%
1.7%
1.3%
0.9%
0.7%
0.0%
21.3%
2005
$298
0.0%
0.1%
0.7%
3.8%
5.3%
4.9%
2.8%
1.9%
1.5%
1.2%
0.8%
0.0%
22.9%
2006
$402
0.0%
0.2%
2.6%
5.5%
5.6%
3.6%
2.4%
1.9%
1.5%
1.0%
0.1%
24.4%
2007
$504
0.0%
0.7%
5.6%
7.4%
4.8%
3.1%
2.5%
1.8%
1.2%
0.1%
27.0%
2008
$623
0.0%
3.8%
6.9%
6.4%
3.8%
3.2%
2.4%
1.8%
0.1%
28.4%
2009
$662
0.1%
5.7%
6.1%
6.0%
4.0%
2.8%
2.3%
0.1%
27.2%
2010
$543
0.0%
6.2%
6.3%
5.8%
3.0%
2.4%
0.1%
23.8%
2011
$355
0.0%
5.0%
7.9%
3.9%
2.6%
0.2%
19.6%
2012
$199
0.1%
4.9%
6.6%
3.4%
0.4%
15.4%
2013
$89
0.0%
5.1%
5.4%
0.8%
11.3%
2014
$41
0.0%
4.3%
0.9%
5.2%
Periodic Defaults by Years in Repayment
(3),(4)
Disbursed Principal
Entering
Repayment Year
Repayment ($m)
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Total
1998
$2
0.0%
0.0%
0.0%
0.0%
0.0%
0.0%
0.3%
0.5%
0.9%
0.0%
2.9%
2.3%
1.3%
0.2%
0.0%
0.3%
8.6%
1999
$6
0.0%
0.0%
0.0%
0.0%
1.1%
1.3%
2.3%
0.9%
0.3%
2.1%
0.5%
0.1%
0.7%
0.5%
0.4%
0.5%
10.7%
2000
$14
0.0%
0.0%
0.0%
1.3%
2.5%
2.3%
1.4%
1.6%
3.8%
3.0%
1.9%
1.5%
0.7%
0.5%
0.4%
0.3%
21.2%
2001
$32
0.0%
0.0%
0.1%
2.3%
2.9%
2.0%
3.4%
2.5%
5.2%
3.7%
2.9%
1.2%
1.0%
0.6%
0.4%
0.0%
28.3%
2002
$61
0.0%
0.2%
0.4%
2.7%
2.3%
3.9%
3.1%
4.6%
4.3%
2.4%
1.8%
1.2%
1.4%
0.6%
0.0%
29.0%
2003
$107
0.0%
0.3%
1.3%
2.1%
4.1%
3.3%
5.3%
4.6%
3.5%
2.2%
1.4%
1.1%
0.8%
0.0%
30.0%
2004
$165
0.0%
0.5%
0.5%
4.4%
3.9%
6.4%
5.7%
3.5%
2.5%
2.1%
1.5%
1.3%
0.0%
32.3%
2005
$226
0.0%
0.1%
0.9%
5.4%
8.2%
7.0%
3.9%
3.3%
2.3%
1.6%
1.1%
0.1%
33.7%
2006
$296
0.0%
0.2%
3.7%
8.2%
7.8%
4.8%
3.6%
3.0%
2.1%
1.4%
0.1%
34.8%
2007
$352
0.0%
1.1%
8.0%
9.8%
6.0%
4.0%
3.6%
2.6%
1.7%
0.1%
36.9%
2008
$398
0.0%
5.4%
8.5%
8.1%
5.3%
4.3%
3.1%
2.6%
0.1%
37.5%
2009
$378
0.0%
8.2%
8.0%
7.4%
5.0%
3.5%
2.8%
0.2%
35.1%
2010
$310
0.0%
8.0%
8.5%
7.9%
3.9%
3.1%
0.3%
31.8%
2011
$202
0.0%
7.7%
10.3%
4.8%
3.3%
0.3%
26.4%
2012
$114
0.0%
7.6%
9.3%
4.6%
0.6%
22.1%
2013
$51
0.0%
7.4%
7.0%
1.0%
15.4%
2014
$23
0.1%
6.6%
0.9%
7.6%
Periodic Defaults by Years in Repayment
(3),(4)

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Cohort Default Triangles
Private Consolidation Loans Without Co-signer
Private Consolidation Loans With Co-signer
Note: Data as of 6/30/15.
(1)
Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(2)
Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Disbursed Principal
Entering
Repayment Year
Repayment ($m)
0
1
2
3
4
5
6
7
8
9
10
Total
2006
$249
0.0%
0.1%
0.1%
0.5%
0.6%
0.6%
0.4%
0.3%
0.4%
0.3%
0.0%
3.2%
2007
$675
0.0%
0.0%
0.2%
0.4%
0.6%
0.5%
0.4%
0.5%
0.3%
0.0%
2.8%
2008
$376
0.0%
0.1%
0.4%
0.7%
0.6%
0.6%
0.5%
0.3%
0.1%
3.3%
Periodic
Defaults
by
Years
in
Repayment
(1),(2)
Disbursed Principal
Entering
Repayment Year
Repayment ($m)
0
1
2
3
4
5
6
7
8
9
10
Total
2006
$125
0.0%
0.4%
0.9%
1.5%
1.7%
1.5%
1.0%
1.1%
1.0%
0.3%
0.0%
9.5%
2007
$295
0.0%
0.0%
0.9%
1.0%
1.3%
1.0%
1.0%
0.8%
0.4%
0.1%
6.5%
2008
$133
0.0%
0.2%
1.7%
2.1%
1.8%
1.8%
1.9%
1.1%
0.4%
10.9%
Periodic
Defaults
by
Years
in
Repayment
(1),(2)

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Cohort Default Triangles
Note: Data as of 6/30/15.
(1)
FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2)
Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3)
Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
DTC
With
Co-signer,
FICO
670
(1)
DTC
Without
Co-signer,
FICO
670
(1)
Disbursed Principal
Entering
Repayment Year
Repayment ($m)
0
1
2
3
4
5
6
7
8
9
10
11
Total
2004
$8
0.0%
0.0%
0.0%
0.0%
0.0%
0.2%
0.1%
0.4%
0.0%
0.2%
0.0%
0.0%
0.9%
2005
$65
0.0%
0.1%
0.8%
0.7%
1.4%
2.1%
1.1%
0.9%
0.9%
1.0%
0.6%
0.0%
9.8%
2006
$139
0.0%
0.7%
1.8%
4.4%
4.8%
2.5%
2.0%
2.1%
1.3%
0.9%
0.0%
20.4%
2007
$245
0.0%
0.6%
4.7%
6.2%
4.2%
2.7%
2.7%
2.1%
1.3%
0.0%
24.5%
2008
$369
0.0%
2.9%
5.9%
4.9%
3.7%
2.9%
2.5%
1.8%
0.1%
24.6%
2009
$396
0.0%
3.7%
4.1%
4.0%
3.2%
2.6%
2.0%
0.2%
19.8%
2010
$314
0.0%
3.6%
4.2%
4.7%
2.9%
2.3%
0.3%
18.0%
2011
$192
0.1%
3.8%
5.2%
3.7%
2.6%
0.5%
15.8%
2012
$104
0.0%
3.3%
5.4%
4.6%
0.8%
14.1%
2013
$23
0.0%
1.2%
2.6%
1.1%
4.9%
Periodic Defaults by Years in Repayment
(2),(3)
Disbursed Principal
Entering
Repayment Year
Repayment ($m)
0
1
2
3
4
5
6
7
8
9
10
11
Total
2004
$2
0.0%
0.0%
1.6%
1.2%
0.6%
4.7%
2.2%
3.0%
1.2%
4.2%
0.0%
0.0%
18.8%
2005
$19
0.0%
1.0%
2.1%
2.4%
4.0%
6.5%
2.8%
1.6%
1.0%
1.4%
0.5%
0.0%
23.3%
2006
$66
0.0%
1.4%
2.5%
6.6%
6.4%
4.1%
2.8%
2.6%
1.7%
0.9%
0.1%
29.2%
2007
$158
0.0%
1.0%
5.8%
8.1%
4.6%
3.8%
3.4%
2.4%
1.2%
0.1%
30.5%
2008
$255
0.0%
3.7%
7.9%
7.3%
4.3%
4.0%
2.6%
1.8%
0.1%
31.8%
2009
$234
0.0%
6.7%
6.3%
6.9%
5.2%
3.2%
3.0%
0.1%
31.5%
2010
$152
0.1%
8.3%
7.0%
8.8%
4.2%
3.3%
0.4%
32.1%
2011
$88
0.1%
7.8%
10.2%
5.7%
4.9%
0.5%
29.2%
2012
$47
0.0%
6.2%
8.5%
7.1%
1.4%
23.2%
2013
$5
0.0%
3.2%
3.4%
2.4%
9.0%
Periodic Defaults by Years in Repayment
(2),(3)

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

Cohort Default Triangles
Note: Data as of 6/30/15.
(1)
FICO scores are based on the greater of the borrower and co-borrower scores as of a date near the loan application.
(2)
Periodic Defaults for the most recent two calendar Years in Repayment are for a partial year.
(3)
Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Career Training Loans, 670+ FICO
(1)
Disbursed Principal
Entering
Repayment Year
Repayment ($m)
0
1
2
3
4
5
6
7
8
9
10
11
12
Total
2003
$291
0.0%
0.4%
1.4%
1.6%
1.7%
1.4%
1.4%
1.0%
0.8%
0.5%
0.4%
0.3%
0.1%
11.1%
2004
$382
0.0%
0.4%
1.5%
2.3%
1.7%
1.8%
1.7%
1.1%
0.8%
0.5%
0.4%
0.3%
0.0%
12.6%
2005
$513
0.0%
0.3%
2.2%
2.2%
2.5%
2.1%
1.5%
1.0%
0.8%
0.6%
0.4%
0.0%
13.6%
2006
$630
0.0%
0.4%
2.5%
3.5%
3.2%
2.2%
1.5%
1.0%
0.8%
0.6%
0.1%
15.9%
2007
$672
0.0%
0.5%
3.5%
3.9%
2.9%
1.8%
1.3%
1.0%
0.7%
0.1%
15.8%
2008
$581
0.0%
0.6%
4.3%
3.6%
2.3%
1.5%
1.3%
0.9%
0.1%
14.5%
2009
$169
0.0%
0.2%
2.1%
2.1%
1.5%
1.1%
0.9%
0.2%
8.2%
2010
$19
0.0%
0.6%
1.2%
1.0%
0.5%
0.6%
0.0%
3.8%
Periodic
Defaults
by
Years
in
Repayment
(2),(3)

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved. 51 Navient Corporation Appendix

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

GAAP
Results
(In
millions, except per share amounts)
Q2
15
Q1
15
Q2
14
Net income
$182
$292
$307
EPS
$0.47
$0.72
$0.71
Operating
expenses
$225
$230
$211
Provision
$198
$125
$165
Average Student
Loans
$130,512
$133,722
$134,737

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

“Core Earnings” adjustments to GAAP:
GAAP
net income
$ 182
Net impact
of SLM BankCo
1
29
Net impact of derivative accounting
(83)
Net impact
of goodwill and acquired intangible assets
3
Net
income tax effect
23
Total
“Core Earnings” adjustments to GAAP
(28)
“Core Earnings” net income
$154
Quarter ended June 30, 2015
($ in millions)
Differences between “Core Earnings” and GAAP
1
Includes restructuring and other reorganization expenses incurred in connection with the spin-off.

Confidential and proprietary information © 2015 Navient Solutions, Inc. All rights reserved.

•
SLM
/
NAVI
student
loan
trust
data
(Debt/asset
backed
securities
–
SLM
/
NAVI
Student
Loan
Trusts)
-
Static
pool
information
–
detailed
portfolio
stratifications
by
trust
as
of
the
cutoff
date
-
Accrued interest factors
-
Quarterly distribution factors
-
Historical
trust
performance
–
monthly
charge-off,
delinquency,
loan
status,
CPR,
etc.
by
trust
-
Since issued CPR –
monthly CPR data by trust since issuance
•
SLM
/
NAVI
student
loan
performance
by
trust
–
Issue
details
-
Current and historical monthly distribution reports
-
Distribution factors
-
Current rates
-
Prospectus for public transactions and Rule 144A transactions are available through underwriters
•
Additional information (Webcasts and presentations)
-
Archived and historical webcasts, transcripts and investor presentations
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